Listing Report:Supplement No. 100 dated Nov 13, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 431115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$318.08

Auction yield range:	14.29% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1968	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$25,962	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	the-sentimental-bonus	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
Pay off personal credit cards that have been used for business expenses for the last 5 1/2 years, and increase our cashflow.? As a result of the problems the banks have come across, they have lowered our credit limits by $18,000.00 in the last few months.? This has affected our ability to do business and lowered our credit scores.? This loan will be used to pay off our cards and create the ability for our business to grow.

My financial situation:
I have never been late, or missed any payments.? My credit score is what it is because we are close to my limits on my credit cards.? If we get this loan my score will jump into the mid 700's.?

Monthly net income: $ 20000

Monthly expenses: $
??Housing: $ 4200
??Insurance: $ 500
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$327.58

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1997	Debt/Income ratio:	19%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,193	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	special-loyalty	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small business loan
Purpose of loan:
This loan will be used for start up costs to run the property management business. For example, to pay for software use and licensing. Purchase supplies, etc.

My financial situation:
I am a good candidate for this loan because I have?steady income and?the business is growing. As of March 2009,?there was one account, but year to date, we have five accounts. And have two more contracts starting on February 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	0 / 0	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	3
Screen name:	transaction-investor9	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Growing Need Equipment
Purpose of loan:This loan will be used to purchase needed equipment to service a great new demand.? Bed Bugs have made a huge come back and is now considered a pandemic.? (www.ThermaPureHeat.com) has developed a GREEN system using heat which kills 100% of bed bugs and the eggs. This incredible technology is able to kill insects, mold, bacteria, viruses and odors. I've contacted 2 of the largest Las Vegas Hotel/Casino chains. Executives in both are excited to bring in a "Green" pest elimination service and be able to address the increasing bed bug concern. This opens?the market for hospitals who's operating rooms cannot have pesticides in it (heat also kills staff infection), this will eliminate odors in nursing homes, doctors in California are now prescribing cancer patients to have their homes treated with heat. This technology has been featured on the Television show ?Verminators? and was used to kill bed bugs.? $ Use: These funds are being used to purchase:4 electric heaters made specifically for this treatment at a cost of $2399.00 each, 2 air scrubbers used to ?pasteurize? the room, cleanse the air from toxins and odors. $966.66 ea,?8 industrial air movers to circulate the heat. $343.33 ea.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$323.92

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2004	Debt/Income ratio:	11%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,808	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	top-credit-virtuoso	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan: Pay off credit card debt associated with my recent wedding.
This loan will be used to?Pay off previously mentioned credit cards.

My financial situation: I have decent income ($47,000) and am early in my career as a business analyst at a growing firm. I have very low monthly expenses because I live in a home with no rent. I also wholly own my car. Other than credit cards, I have no other debt.
I am a good candidate for this loan because?I can comfortably pay off the loan, I have a stable job and home. This credit card debt is not indicative of my normal spending habits: I recently got married and my wife and I footed much of the bill.

Monthly net income: $4400

Monthly expenses: $1800
??Housing: $0
??Insurance: $300
??Car expenses: $250
??Utilities: $210
??Phone, cable, internet: $150
??Food, entertainment: $300
??Clothing, household expenses $500
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,150.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$247.86

Auction yield range:	4.29% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1982	Debt/Income ratio:	38%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	18y 10m
Amount delinquent:	$0	Revolving credit balance:	$47,168	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	penny-dojo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rehab Needed On New Rental
Purpose of loan:
To rehab a new REO property that we purchased for cash at a deep discount.? Loan-To-Value will remain less than 20% until it is refinanced.? We will be putting in a new Kitchen and a new Bath.? I am doing this deal with my Son's company which has completed many projects like this in the past.? If you want to learn more about the company visit RocRooms.com or RocRooms.com/invest

My financial situation:
I earn 52,000 as a Model Maker and have been with the same company for the past 19 years.? My son is wealthy and allows me to live with him for free and so my expenses are at a minimum.? I also own my Jeep free and clear and have minimum transportation expenses.? This will be an easy loan for me to repay.?

Monthly net income: $4300

Monthly expenses: $1300
? Housing: $ 0
? Insurance: $ 50
? Car expenses: $ 100
? Utilities: $ 0
? Phone, cable, internet: $ 0
? Food, entertainment: $ 250
? Clothing, household expenses $ 100
? Credit cards and other loans: $ 700
? Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1975	Debt/Income ratio:	24%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	4y 6m
Amount delinquent:	$3,163	Revolving credit balance:	$2,096	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mat101155	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-779 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	740-759 (Sep-2009) 740-759 (Aug-2008) 580-599 (Oct-2007) 580-599 (Aug-2007)
Principal balance:	$3,993.64	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Money to go back to school
I am an honest and hardworking person.

I am employed fulltime, and attending the SFSU fulltime.

I currently have another Propser loan, and I have never missed a payment.

I hope to borrow $5000.00 more to help with my tuition, and graduate with my BS.

Monthly net income:??
$30194.00

Expenses:?
$1405.00

MonthlyHousing: $500.00????
Phone, internet: $50.00?
Food, entertainment: $200.00?
Clothing, household expenses 100.00?
Credit cards and other loans: $500.00?
Muni Pass: $55.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$184.90

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1995	Debt/Income ratio:	23%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,431	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	idaho41	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-599 (Oct-2008) 600-619 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
debt consolidation
Purpose of loan:
This loan will be used to? pay off bills and consolidate tired of the credit card companys, trying to get to the point of being debt free,I have stopped using credit cards and am budgeting my money to get things paid off

My financial situation:
I am a good candidate for this loan because? I always pay my bills first,I have had one prosper loan already and paid it off early.

Monthly net income: $ 2600.00

Monthly expenses: $
??Housing: $ 00????
??Insurance: $ 00
??Car expenses: $ 185.00
??Utilities: $ 65.00
??Phone, cable, internet: $
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 270.00? this will be wrapped?up in this prosper loan
??Other expenses: $ 89.00 dental bill monthly
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2000	Debt/Income ratio:	20%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,536	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	117%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	lesfull	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 80% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	3 ( 20% )	600-619 (Dec-2007) 560-579 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Someone trusted me to buy a house
Purpose of loan:
This loan will be used to complete repairs on our new home. The home was appriased for $130K and with a little bit of TLC it will increase to $150K. We need to redo the kitchen which I plan on doing myself to save money and the master bath. We also need to redo the floor as the previous owner had cats that used the entire home as cat box so it is not livable right now.

My financial situation:
I am a good candidate for this loan because I just purchased a home which can make ones?credit go down, but my other tri-merged scores are over 640.?Other than a six month period 2 years ago when I went on temporary disability, I have never been late on a single payment for anything. I have also had a previous loan on prosper which was paid on time and eventually paid off early with a tax return that we received. We plan on doing the same thing here.

Monthly net income: $ 3200

Monthly expenses: $?2588
??Housing: $ 806
??Insurance: $ 76
??Car expenses: $ 312
??Utilities: $?75
??Phone, cable, internet: $ 200 (we use the phone for business purposes so it can get expensive)
??Food, entertainment: $ 400
??Credit cards and other loans: $ 64
??Savings: $500
? Gas: $125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.29%	Starting borrower rate/APR:	9.29% / 11.39%	Starting monthly payment:	$798.37

Auction yield range:	8.29% - 8.29%	Estimated loss impact:	6.36%
Lender servicing fee:	1.00%	Estimated return:	1.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1993	Debt/Income ratio:	18%
Credit score:	840-859 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,597	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bonafide-agreement	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement
Purpose of loan:
To get engaged with a low?fixed?interest rate than what is offered by other means with variable APR's.

My financial situation:
I am a good candidate for this loan because I have the capabilities, means and responsibility to pay this off.?
I plan to pay the loan off earlier than the term.? I have a high credit score and no delinquent payments ever.?

Credit score:840-859First credit line:Oct-1993Now delinquent:0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$406.48

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1986	Debt/Income ratio:	33%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,376	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	treasure-saber	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? consolidate my credit cards.?

My financial situation:
I am a good candidate for this loan because? the reason I am seeking this loan is because I am extremely anal about paying my bills.? My credit score is high and I'm proud to say I have never, not paid a bill, nor have I ever been late.? I have a spreadsheet set up for my monthly bill paying and I set all my bills to be paid at the first of the month.? However I want to consolidate into one payment to make the monthly bill paying easier, as well as pay off the debt faster.? My daughter will be getting her learners permit next month and driving next year and going to college in three years.? My son has two more years left in the Naval Academy before he reports for his five year commitment serving our country.? I am trying to finish my college degree when time allows me, as I work full time as well.? I just want to be sure that I will have a fresh and clean slate sooner than I would if I didn't consolidate.? I appreciate your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$73.96

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1995	Debt/Income ratio:	8%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,910	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	unafraid-nickel	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
land tax and hot water heater
Purpose of loan:
This loan will be used to? to pay property tax and replace hot water heater

My financial situation:
I am a good candidate for this loan because?
never late making payments low credit due to card use.I just need a helping hand . I make good money and can aford to pay? back
Monthly net income: $
3500
Monthly expenses: $
??Housing: $ 824
??Insurance: $ 77
??Car expenses: $?100
??Utilities: $ 400
??Phone, cable, internet: $ 125
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$323.92

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1998	Debt/Income ratio:	10%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,492	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rate-puppy5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fresh Start
Purpose of loan:
This loan will be used to? Move my 5 kids to a new town and get a fresh start after my long divorce...we just need a little boost to be able to make the move.

My financial situation:
I am a good candidate for this loan because? I have a degree in finance and like to work

Monthly net income: $ 5100

Monthly expenses: $
??Housing: $ 1600????
??Insurance: $ 101
??Car expenses: $ 375
??Utilities: $?120
??Phone, cable, internet: $ 90
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	4.29% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2003	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,013	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sinnal	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Testing Prosper for Business Funds
Purpose of loan:
Test viability of Prosper to raise small amounts of business capital.? I plan on using this as a test and if it works out I will raise more funds around May 2010.? Test funds will be?spread across multiple?investments.? Primary business investments include Tax Lien investments.??I do not bid on any liens with a low rate?return - meaning that I do not bid down the rate to unreasonable levels.? In the event of foreclosure the company purchases and either sells or rents property depending on financials.? Bids do not exceed half of properties assessed value. I use?a discounted cash flows model?to help?determine value of property and of course utilize public assessment information.? I only bid on properties with physical improvements and am not interested in speculative properties or in this case undeveloped land.? This process has already been tested and proves to give me a return between 14 and 18 percent that is assured by the County.? This 14 to 18 percent return is on the low end of the return spectrum.? In the rare case that the property goes into foreclosure rates of return are much higher.?

Overall, I am a good candidate for this loan, because frankly I don't need it.? I'm attempting to find cheap money to invest at higher rates of return.? I'm more than happy to pass a return on to those who want to invest, but don't plan on taking a loss. I make a return on my own money as it is, but obviously do benefit from making additional money.? Also, on a personal perspective I repay all of my debts.?? My revolving credit balance is more a testament of my ability to find investments that offer a much higher rate of return than the 10% I would pay on the cards themselves.? All that being said even if my investments went bust I still have the ability to repay the loans via my salary quite easily.

Also, to be candid I do not plan on taking any loan for the expected period of three years.? I'm not sure if this makes my loan more or less attractive, but my objective will be to repay the loans within a maximum of a year and a half and quite possibly within six months after I've received a return.

Education:
BS in Computer Information Systems
Third year MBA Candidate at the Smith School of Business at the University of Maryland

My financial situation:
Monthly Salary: 5108.20 (After Tax and other deductions)

Mortgage : 2402.95
Car payment : 259.65
Utilities : 209.15
Insurance : 52.78
Education Expense : 237.33
Gas : 85.67
Food : 387.65
House Maintenance : 45
Entertainment : 178.97
Total Expense : 3859.15

Net Income?: 1249.05

Other Unverified Income :
Dividend Income : 1322.96?

Other household income :?
Monthly Salary: 2875? (after taxes and other deductions)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1996	Debt/Income ratio:	20%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Ray9247	Borrower's state:	Oregon	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	640-659 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	620-639 (Feb-2008) 600-619 (Oct-2006) 620-639 (Apr-2006)
Principal balance:	$4,019.02	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
WORKING CAPITOL
We are a Display & Communications Technologies Company which specializes in LED lighting & Green Technologies.We received modification M002 that officially exercises option year two for LED Platform lighting with a major Transit Agency, this modification adds another $ 243,900.00 to last year?s contract, we need to purchase components so that we can start building and shipping these Platform lights to the customer and need some bridge money so that we can still sustain the day to day operations with our existing working capital and fulfill this new modification.We have accounts payable of approximately $ 117,689.68 and accounts receivable of $ 110,005.18 plus approximately $ 12,000.00 in our bank account, our fixed cost such as lease payment, telephone, utilities are low which amount to $ 2,500.00 per month which makes us a good candidate for this loan and we also expect to win a couple of other contracts in the next thirty days which will bolster our business as well as the existing & returning business which we have established with OEM?S and transit Agencies. We have also expanded product lines which include LED streetlights, LED building lights such as T-8 LED type lamps, and LED wall packs which allow us to bid and call on City Agencies and State Agencies.My personal credit rating reflects the fact that in 2003 I had a construction company which was embezzled by a bookkeeper which devastated my credit, we now do background checks on all employee?s and have not suffered any losses since starting this business. If you were to run a D&B on the existing company we have an excellent repayment history with our vendors.Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.49%	Starting borrower rate/APR:	29.49% / 31.86%	Starting monthly payment:	$421.73

Auction yield range:	11.29% - 28.49%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2001	Debt/Income ratio:	18%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	0
Screen name:	river355	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down Payment
Purpose of loan:
This loan will be used to be the down payment on an investment property.? The property will be improved and rented for the next school year.? This property is located 2 blocks?to a state university.????

My financial situation:
I am a good candidate for this loan because I am in the apartment business.? This is a good property and will pay the loan back farily quickly.? The property will be rented for $500 per month and the total purchase price is $33,000.? I plan to pay this money back in 3 years with monthly payments from the rental income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$267.73

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1982	Debt/Income ratio:	31%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,149	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	credit-squirrel644	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards. I have already cut up the cards. I wish to get back to a cash basis.

My financial situation:
I am a good candidate for this loan because? I am a teacher in good standing. I will be tutoring this summer as well as I will be seeking additional summer employment in educational media design and technology. I pay my bills on time and I have worked hard to keep a high credit rating. I also hold a real estate license and I am hoping the market will come back. I want to have a fresh start. I am in excellent health and plan to work for another 30 years. I own my home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.09%	Starting borrower rate/APR:	16.09% / 18.27%	Starting monthly payment:	$140.81

Auction yield range:	6.29% - 15.09%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2001	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,527	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pure-listing4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because I make monthly payments on time?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	38y 10m
Amount delinquent:	$0	Revolving credit balance:	$32,460	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	yield-breeze	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to Consolildate
Purpose of loan:
This loan will be used to? Debt Consolidation of Business Credit Card debt

My financial situation:
I am a good candidate for this loan because?? I am a former US Army Officer, and have been in business for 5 years +. I?need to consolidate?an Bank of America Credit?Card in order to free up some?cash, which will allow me to have an reserve?fund.?It is my intend to pay back this --- loan --- within?3 months to the day it is given. ??

Monthly net income: $ 5,500.00

Monthly expenses: $
??Housing: $ 1106.00
??Insurance: $ 69.00
??Car expenses: $?50.00
??Utilities: $? 60.00
??Phone, cable, internet: $ 135.00?
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 50.00?
??Credit cards and other loans: $ 600.00
??Other expenses: $ 187.000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.02%	Starting borrower rate/APR:	16.02% / 18.20%	Starting monthly payment:	$186.38

Auction yield range:	4.29% - 15.02%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1997	Debt/Income ratio:	25%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$17,761	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	benjamins-goblin	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relist: Expecting Second Child
Purpose of loan: This loan will be used to consolidate debt and supplement my wife?s income while she is on maternity leave. My wife and I are expecting our second baby and we are very excited! My wife is self-employed as a massage therapist and her income will be about half while she takes some time off after delivery. This loan will allow us to relax during the remainder of her pregnancy as we know that we will be financially okay when she is at home with our new baby.

My financial situation: I am extremely money conscious. My focus is to be financially responsible and as such I would like to lower our monthly payments before she goes on leave.

Monthly net income: $ 4500 including my wife?s income.

Monthly expenses: $ ??Housing: $ 1350??Insurance: $ 160???Utilities: $?200??Phone, cable, internet: $ 150??Food, entertainment: $125 ??Clothing, household expenses $ 150??Credit cards and other loans: $?1500??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$228.97

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1998	Debt/Income ratio:	22%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$127,559	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	clean-social	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to pay?off high interest credit card

My financial situation:
I am a good candidate for this loan because I am a responsible borrower who have a stable?occupation?as a registered nurse and my long credit history shows that I have never missed a payment.

Monthly net income: $ 9100

Monthly expenses: $ 3000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$89.34

Auction yield range:	11.29% - 33.00%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1987	Debt/Income ratio:	4%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,340	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	gratefullyblessed	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my family, Experian 700
Purpose of loan: Due to immigration reasons, my hubby lives in Philippines & I live in USA. My hubby & kids will join me in 2 yrs.?He makes $150/month as caregiver.I send $1200/mo to family. My hubby wants to provide more for our family; WE want outdoor restaurant in our garden by year-end. Many love my hubby's cooking! Philippine elections is May 2010, my hubby knows many running for political office who want our place for meetings. Also, we could make $750/month from karaoke, MORE with food & beer sales. DEFINITE RETURN OF INVESTMENT! I only need $2000 more to complete my family project, thanks to Prosper lenders.

My financial situation:
I am a good candidate for this loan because my Experian scorex plus is 700-720 & I AM NEVER LATE WITH PAYMENTS FOR 7 YRS. My Prosper rate might be B instead of?D without 7 y.o. bankruptcy (thanks to a messy divorce). Having a resto, my hubby can provide better financially & I will have more here to pay off my financial obligations.I don't want to lose others trust & respect. I intend to pay 3 yr loan in half-time. I also want to improve my FICO score for my family's future so I wouldn't want to jeopardize that.? THANKS FOR YOUR HELP & TRUST. GOD BLESS U!

Monthly net income: $ 5077

Monthly expenses: $ 4000
??Housing: $995
??Insurance: $350
??Car expenses: $100?gas?
??Utilities: $22 electric?
??Phone, cable, internet: $ 150
??Food, entertainment: $200
??Clothing, household expenses $50
??Credit cards and other loans: $400
??Other expenses: $1200-1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$207.99

Auction yield range:	11.29% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1995	Debt/Income ratio:	18%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,080	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-accordion	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working HARD to pay EVERYTHING off!
Purpose of loan:
This loan will be used to? pay off all the debt left to me after the divorce.

My financial situation:
I am a good candidate for this loan because? I have a good, secure job and I pay all my debts on time.

Monthly net income: $

Monthly expenses: $
??Housing: $ 500????
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ N/A
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.33%	Starting monthly payment:	$45.31

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	42%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$22,138	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	party612	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Head Gasket Replacement for Honda
Purpose of loan:
This loan will be used to? Replace head gasket in 1999 Honda Civic Sedan with mileage of 90,000.? This car is essential for me to get to work each day.

My financial situation:
I am a good candidate for this loan because? I have an good history of meeting my financial obligations.? I am retired, but have Social Security, a pension from the state of Minnesota and a part-time job which brings in about $200 a week.

Monthly net income: $ 4,128

Monthly expenses: $ 3970
??Housing: $?1792
??Insurance: $ 168
??Car expenses: $ 35
??Utilities: $ 222
??Phone, cable, internet: $ 93
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1200
??Other expenses: Pet care (food & medical care:? $135); $Health Plan:? 75?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$209.86

Auction yield range:	3.29% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1998	Debt/Income ratio:	7%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$79	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Student_Capital	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Driveway & Siding
Purpose:
This loan will be used to install a cement/asphalt drive and install siding for the overhangs on my brick house.? I took out a 401K loan for these improvements earlier but, a friend needed the money more than me at the time.? Now I have an opportunity to have the work done at a lower price and would like to be able to take advantage of the price.? If any surplus is left I will install new roof shingles to update the roof.

Situation:
I have a steady job and a good income which I live on and pay my bills without having to rely on overtime or bonuses.? I own my home and drive a paid for vehicle.? Thank you for your interest.

Monthly Net Income: $ 2000.00
Monthly Expenses: $ 1110.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$96.86

Auction yield range:	3.29% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1982	Debt/Income ratio:	12%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	23	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,677	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	meanoldlady	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
coordinate move
Purpose of loan:
This loan will be used to? Coordinate my move.? Selling one house, buying another, moving south.? Needing to cover some costs between sale of old house and purchase of new house and since I still have a reverse mortgage on the old?? ?I don't have to make payments on it?? .??

My financial situation:
I am a good candidate for this loan because? I have been a Prosper Lender for 1 1/2 years and still have a sum almost equal to this on loans to others.? My bank says my credit rating is about 804 and my income is easily sufficient? for the payments.?? When my other house is?sold I?MAY pay off the loan.?? Or perhaps just invest in others instead.?? I?LOVE?Prosper.?? It's a great feeling to be able to help someone else.? Hope you'll all be able to? help me this time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.63%	Starting borrower rate/APR:	25.63% / 27.94%	Starting monthly payment:	$300.70

Auction yield range:	17.29% - 24.63%	Estimated loss impact:	19.42%
Lender servicing fee:	1.00%	Estimated return:	5.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1997	Debt/Income ratio:	60%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$25,907	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dedication-hornet	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off high interest rated credit accounts.????

My financial situation:
I am a good candidate for this loan because? I have worked very hard to obtain my credit rating and want to keep it that way.

Monthly net income: $ 1639 + I have a roommate that shares all expenses with me.

Monthly expenses: $ 1670; Household expenses are split with roommate, except for auto expenses and credit cards
??Housing: $ 370
??Insurance: $ 100
??Car expenses: $ 296
??Utilities: $ 129
??Phone, cable, internet: $ 175
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 450
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$636.16

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2002	Debt/Income ratio:	317%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,114	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Fourtwozero	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help with school and a car.
I have never used anything quite like Prosper before and as soon as I learned about it I jumped at the opportunity to not only help myself through a rough spot in life with my broken car and increased school costs, but also help people who are willing to aid me through this tough time make some profit in return. I go to school full time and work part time at a busy upscale cafe where I make about 100 dollars a day in tips, so even though my stated income may be low, know that I am more than capable of repaying this loan.

If you have any questions, don't hesitate to send an email and I will answer them back as soon as I can.

To all who bid on this listing, know that I vow to make each monthly payment on time, every time. Thank you.

Purpose of loan:
This loan will be used to buy a used car, a new computer for school, pay for books and lab fees, and also help with rent and other monthly expenses until I finish school next year.

My financial situation:
I am a good candidate for this loan because I make enough money to afford the monthly payments and am HIGHLY motivated in building and maintaining my credit through on time completion of all my loans and credit cards. Should something unexpected happen such as a medical emergency, I have my family to turn to with any help I would need with my payments.

Monthly net income: $ 3250

Monthly expenses: $ 1480
??Housing: $ 450 ??
??Insurance: $ 200
??Car expenses: $ 100
??Utilities: $ 80
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$132.17

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1998	Debt/Income ratio:	10%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,347	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fabulous-repayment	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:? This loan will be used to help pay for an engagement ring for my girlfriend. I do have some money set aside for this but the amount of this loan would put me in the price range of rings I have been looking at.? It would also allow me to propose by Christmas which is something I'm really looking forward to.

My financial situation:I am a good candidate for this loan because I maintain a solid paying job and I always meet my monthly financial obligations.? While I do have some outstanding credit card debt none of my cards are maxed or delinquent. I also have a student loan which I have never missed since graduation in 2002. If I were to approved for this loan there would be no concerns about receiving my payment.
Monthly net income: $ 2741.37 ???? ????

Monthly expenses: $? 2250
??Housing: $ 1000
??Insurance: $ 108
??Car expenses: $ 130 (for gas / no car payments needed)
??Utilities: $ 120
??Phone, cable, internet: $ 180
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 330
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.20%	Starting borrower rate/APR:	30.20% / 32.58%	Starting monthly payment:	$85.12

Auction yield range:	17.29% - 29.20%	Estimated loss impact:	26.71%
Lender servicing fee:	1.00%	Estimated return:	2.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1989	Debt/Income ratio:	14%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	10 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	59	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,039	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	best-forceful-payout	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
disabled and need help
Purpose of loan:
This loan will be used to? consolidate credit cards to help my life easier,i became disabled in sept 06-due to five surgurys in spine resulting in two fusions,neck,lower back....

My financial situation:
I am a good candidate for this loan because?
i have current credit reports if needed to be faxed to prove my worthyness of paying
Monthly net income: $
3,200
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$314.29

Auction yield range:	17.29% - 28.00%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1986	Debt/Income ratio:	21%
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	23y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,349	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	resplendent-finance5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to pay off credit card debt.?

My financial situation:
I am a good candidate for this loan because my wife and I have never been late on any?debt. We had to file a chapter 7 bankruptcy about 5 years ago but since then we have purchased a house, paid off a car, paid off the lease on a car ( we are currently purchasing the car ). we will continue to pay all our bills on time we were trying to get?ahead?by consolidating our credit card debt.?We always pay more then the minimum due.?

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 3000
??Insurance: $?300
??Car expenses: $ 420
??Utilities: $ 200
??Phone, cable, internet: $?100
??Food, entertainment: $?425
??Clothing, household expenses $ 100
??Credit cards and other loans: $?450
??Other expenses: $ 130
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2000	Debt/Income ratio:	11%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	2y 3m
Amount delinquent:	$334	Revolving credit balance:	$1,250	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	newest-return-coyote	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need new kitchen for 1896 house
Purpose of loan:
This loan will be used to put in plumbing and electrical for a new kitchen.?

My financial situation:
I am a good candidate for this loan because I'm a responsible, older school teacher who makes plenty of money to pay it back.? My credit cards have all been paid on time, as has my house payment.

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 1096.00
??Insurance: $ 105
??Car expenses: $ 45
??Utilities: $ 150-200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 340
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1996	Debt/Income ratio:	105%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,245	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	blue-cunning-finance	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment and Inventory
Purpose of loan:
This loan will be used to? Purchase equipment and inventory for my sports bar & grill I am currently trying to open.

My financial situation:
I am a good candidate for this loan because? I feel I'm a good candidate for this loan because my idea for a sports bar will be something that will soar in the community. At the moment there is nothing else in the area for what I am trying to do and I think it will be something that will be beneficial for myself as well as the community.

Monthly net income: $ 1900

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 625.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 120.00
??Clothing, household expenses $
??Credit cards and other loans: $ 155.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$597.34

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1988	Debt/Income ratio:	40%
Credit score:	780-799 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	21y 1m
Amount delinquent:	$0	Revolving credit balance:	$20,303	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dedicatedteacher5	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 96% )	780-799 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	1 ( 4% )	760-779 (Apr-2007) 760-779 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Car/ Credit Cad Consolidation!!!!!!
Purpose of loan:
Your help will enable my husband and I who are teachers to retire in 10 years.? We would like to consolidate our existing car note and credit cards to make one montly payment.? We are looking forward to having our children raised and growing old together.? Our financial situation is so much brighter after having had one Prosper loan and paying that off.? We will need one final Prosper loan to be able to live debt free with the exception of our mortgage which will be paid off in 10 years.? I hope you will find it a wise decision to take a chance on us.? We will not let you down!??

My financial situation:
Having a Prosper loan will allow me to save $300 - $400 monthly so we can make wise use of our Mastercard.? I am looking forward to getting a better financial situation and on the road to a better life for my family.? With your help we can do this.? Thank you.??

Mortgage - $700 (Husband pays mortgage and his car note/gas/extras with his monthly net of $1800)

My Current Monthly Bills ? Total $3760 (Excludes any doctor bills/ fees/other) Car Note - $490 Utilities/ Groceries - $1200 Insurance - $ 650 (Life Insurance and Cars) Help with Daughters College Expenses - $400 Credit Cards - $450 Phones - $320 Church Offerings - $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,737.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$633.71

Auction yield range:	17.29% - 30.00%	Estimated loss impact:	36.26%
Lender servicing fee:	1.00%	Estimated return:	-6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1991	Debt/Income ratio:	26%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,283	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	110%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	myGodisgood	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 82% )	600-619 (Latest)
Principal borrowed:	$7,800.00	< mo. late:	6 ( 18% )	500-519 (Dec-2006) 500-519 (Dec-2006) 500-519 (Nov-2006)
Principal balance:	$1,060.05	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
2ND-LOAN **TREAT AS AA CREDIT**
Help me to consolidate?my credit cards. I have a stable income as GM for over 7years. Prosper payments were due to slow update of my new bank accounts during the quiet period. Nevertheless, it was my fault because I forgot to notify prosper early enough to make the changes. I have never been late paying anybody for the past 7 years. I have even bought another home for almost $300k since my last prosper loan. Treat this as AA credit rating. MONTHLY BUDGET:Estimated prosper payment 700; Mortgage 2,184; Gas 200; Car insurance 40; Food 400; Credit cards 954; Utilities 580; Life insurance 75; Emergency savings 1,000; Installment loan 700; (Net income $7,458.30 ? $6,833.00 total exp = $625.30 surplus)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$94.97

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1978	Debt/Income ratio:	17%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,360	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	euro-sprout	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off 2 credit cards.? I have never missed a payment.

My financial situation:
I am a good candidate for this loan because?I just paid Discover card off (though I do have another Discover account), and am in the process of paying all of them down with the savings from other bills, in addition to my regular monthly payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$830.36

Auction yield range:	8.29% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1972	Debt/Income ratio:	140%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$26,525	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pure-payout5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards that were used to fix up an investment property.? The rates on the cards have gone up and we would like a short term lower interest for cash flow purposes.

My financial situation:
I am a good candidate for this loan because I have a business partner that is handling the investment property and we are in the process of selling that property and the loan will be repaid in full upon sale of property.? We can handle the monthly payments due to other income from my wife and a part time job that I have selling mobile homes.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$653.32

Auction yield range:	17.29% - 31.00%	Estimated loss impact:	19.82%
Lender servicing fee:	1.00%	Estimated return:	11.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,650	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	first-ingenious-order	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Our 2nd Hookah Pipe Product
Purpose of loan:
This loan will be used as working capital to get my second product to market, the HoboNargile.

The Product:
The HoboNargile is the follow up product to the HoboHookah (another product funded partially through prosper). We have added a number of new features that were requested by our user base, including a removable down stem, release valve and capacity for a second hose. In addition, we now have very competitive pricing that allows us to access the higher-volume distributor market.

This is not a new business, and we have been around for 2 years. We have an established website, with a full compliment of products (http://www.hobohookah.com), a strong following (including 600+ email list with a 10%+ conversion rate), and 3 distributors confirmed all in different countries.

The Need:
We have completed the redesign and need to place a large initial order with the manufacturer (3000 units). In order to complete the order, we need to take out a loan for additional working capital. This loan will be used exclusively to secure product and will be paid back on an advanced time schedule as the product sells out of the initial product run.

Interesting links about the product and company:
Product Specs Page - http://hobohookah.com/hobonargile-specs.php
Our online sales platform - http://hobohookah.com/
Product blog - http://hobohookah.com/blog/

Cash Flows and Plan of Repayment:

Units
Inventory
Sold
Revenue
Wholesale
Online Retail
Total
Expenses
Cost of Goods
Prosper Loan
Total
Cash FlowNov
150
100

$9350
$3950
$13300

$13250
$1000
$14250
-$950Dec
1850
1250

$14500
$4700
$19200

$27420
$1000
$28420
-$9220Jan
550
100

$0
$4700
$4700

$0
$3000
$3000
+$1700Feb
450
150

$0
$6950
$6950

$0
$4000
$4000
+$2950Mar
300
100

$0
$6950
$6950

$0
$4000
$4000
+$2950Apr
150
150

$0
$6950
$6950

$0
$4000
$4000
+$2950
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	23	Length of status:	0y 9m
Amount delinquent:	$3,218	Revolving credit balance:	$429	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dime-goose	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing my investment property
Purpose of loan:
This loan will be used to?
Finish remodeling an investment rental property I purchased in May and paid for 100% with cash. The property is a 3-Unit condo bldg, with each unit being approx 800 Sqft 1 bedroom/2 bath apts. Which I purchased for $85,000 in late May. I have been remodeling since June, finishing the first unit in August and it is currently rented for $675/month. I am approximately half way through the 2nd unit (which requires less work, as will the 3rd unit) and already have continued interest from perspective tenants. I chose not to finance any of the purchase price, because I thought I had enough money to finish the entire project, however, had unexpected medical bills and living expenses come up.
I can provide documentation for?ALL income stated, but not necessarily through a W2 or paystub. Some?income is new investment income from this year.
My financial situation:
I am a good candidate for this loan because?
While my credit score is low, is does not reflect a true judge of my payment history over the last 6 years. I have been able to clear up many of prior collections, financed 2 homes (of which I still own- 1 of which is rented out in Colorado) and continue to make better than average salary, while trying to begin investing?for the future.?My wife's credit score remains in the high-upper 600's to low 700's which we can certainly provide report for as well. Would even consider a joint application/loan.
I have been in the same industry for over 14 years now and will continue that line of work indefinitely. I feel I have been tremendously successful at my age of 33, being able to adopt a little girl 2 years ago, and then having another daughter bilogically, while continuing to provide financial security to my family. I am also willing to put up this property as collateral for my loan (documented appraisal of $155,000 at time I purchased), in order to provide a better incentive to the lenders.
Monthly net income: $ 5870.00

Monthly expenses: $
??Housing: $ 1600
??Insurance: $250?
??Car expenses: $535
??Utilities: $300
??Phone, cable, internet: $0
??Food, entertainment: $ 300
??Clothing, household expenses $200
??Credit cards and other loans:?$0
??Other expenses: $ 1600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1999	Debt/Income ratio:	13%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	11y 0m
Amount delinquent:	$338	Revolving credit balance:	$562	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	edfooyoung	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Aug-2009) 540-559 (Jul-2008)
Principal balance:	$373.07	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off small debt
Purpose of loan:
This loan will be used to? pay off small debt and some home improvements for upcoming home purchase

My financial situation:
I am a good candidate for this loan because? my debt is very low. I have a previous loan from Prosper Members and have faithfully paid it on time each and every month. I have never missed a payment and I have been a lending member as well for almost? a year now. I believe in paying it forward.

Monthly net income: $ 3300

Monthly expenses: $
??Housing:? $935.00
??Insurance: $ 156.00
??Car expenses: $ 260.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 50.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1986	Debt/Income ratio:	39%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	CarForTeenageSon	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy car for son
Purpose of loan:
This loan will be used to buy a car for our 16 year old son so he can drive our other children back and forth to school and so he can go to sports practices and work?

My financial situation:
I am a good candidate for this loan because I have been a homeowner for 17 years - and am employed as a teacher

Monthly net income: $ 1370

Monthly expenses: $
??Housing: $ Husband pays ???? ???? ????
??Insurance: $ Husband pays
??Car expenses: $ 320 ????
??Utilities: $ Husband pays ???? ????
??Phone, cable, internet: $ Husband pays
??Food, entertainment: $ Husband pays
??Clothing, household expenses $ Husband pays ????
??Credit cards and other loans: $ 0 ????
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2000	Debt/Income ratio:	17%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$353	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	industrious-deal7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to?pay off some credit card debt, as well as complete some home improvement projects that I've begun

My financial situation:
I am a good candidate for this loan because?I have recently refinance my auto and I am saving about $50 a month in doing so.?

Monthly net income: $3258.66

Monthly expenses: $
??Housing: $?885.00
??Insurance: $ 41.75
??Car expenses: $ 369.68
??Utilities: $?150
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 60
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	15.99%	Starting borrower rate/APR:	16.99% / 20.71%	Starting monthly payment:	$35.65

Auction yield range:	8.29% - 15.99%	Estimated loss impact:	6.86%
Lender servicing fee:	1.00%	Estimated return:	9.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,038	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	auction-puppy	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards... My interest rate has gone up on 2 cards that?I hold "due to market conditions" and I hope to get a better rate on this site.

My financial situation:
I am a good candidate for this loan because I have a steady income and am a responsible person.

Monthly net income: $ 4,180

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 109
??Car expenses: $ 300
??Utilities: $ 80
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.68%	Starting monthly payment:	$56.64

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1989	Debt/Income ratio:	46%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	19 / 19	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,339	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	platinum-laser3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reducing Debts
Purpose of loan:
This loan will be used to? Reduce balances on my debts

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time

Monthly net income: $ 2739.00

Monthly expenses: $ 2730.00
??Housing: $ 1764.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.86%	Starting borrower rate/APR:	23.86% / 26.41%	Starting monthly payment:	$58.74

Auction yield range:	8.29% - 22.86%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1983	Debt/Income ratio:	1%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	21y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	surge855	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008)
Principal balance:	$5,213.32	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Need to Repair our car
Purpose of loan:
This loan will be used to repair our car ( we have a $500 deductible and we also need to pay off a few small medical bills.?

My financial situation:
I am a good candidate for this loan because I pay all my bills no matter how challenging?it can be.?My wife was recently in a car accident and is not yet able to resume her looking for work this is where the medical bills have originated from.
Monthly net income: $ $4,056

Monthly expenses: $
??Housing: $ 809
??Insurance: $ 100
??Car expenses: $ 464
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1500 approx
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$520.29

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2000	Debt/Income ratio:	19%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,941	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	focused-compassion	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Two bathrooms & a new car
Purpose of loan:
This loan will be used to?
Replace two bathrooms and buy a used eco-friendly car (and ditch my paid-off Chevy Cavalier)
My financial situation:
I am a good candidate for this loan because? I have little to no debt except for the duplex I've purchased for 60k, appraised at 85k & assessed at over 100k for tax purposes. The income from the property pays for hundreds over the mortgage & taxes. My student loans are at a reduced repayment because I'm a non-profit attorney. My credit rating was over 770 before purchasing the house and still hovers around 750. My total credit card debt is only a few thousand dollars (on new low-interest card) & my retirement investments aren't quite enough for a secured personal loan. I work hard and think this site is ideal for my needs because I'd like to share my financial gains with the wider community.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$130.84

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1987	Debt/Income ratio:	7%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$48,709	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	compassionate-rate	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Cards & invest in 4 kids
Purpose of loan:
This loan will be used to consolidate high interest credit cards.

My financial situation:
I have been in the same line of work since 1993. Just started a new job in April.
I am a good candidate for this loan because I do not miss payments-- I have most bills directly withdrawn from my bank account. I also have a great job in the software industry that is a growing area- user experience - to make websites user friendly.? I also own a home, and have 2 cars that are paid off.
In addition, I have 2 IRAs for reserves in excess of 40K, plus life insurance in place.

Monthly net income: $? 6,900

Monthly expenses: $
??Housing: $ 1242.00
??Insurance: $ 407.99
??Car expenses: $ 214.50
??Utilities: $ 298.96
??Phone, cable, internet: $ 144.31
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1295
??Other expenses: $ 1650 child support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1984	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,409	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	purposeful-loan6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying For Tuition, Books, and Fees
Purpose of loan:
This loan will be used to pay the remaining tuition due at my college, the books that I need to buy for this semester, which are through the roof expensive, and the extra fees tacked on this year by the University of Houston. I have a job, and I receive allowance from my family, but I just need that extra bit of money to pay for school, which is extremely expensive.

My financial situation:
I am a good candidate for this loan because I have no bad credit, have no debts, and I work hard, and can definetly make the payments on time and in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$31.66

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$37,948	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	golfguy88	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$254.09

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	88%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	4y 2m
Amount delinquent:	$1,266	Revolving credit balance:	$0	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	keljay15	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Doggie Grooming & Self Wash
This loan will be used?to start my life long dream working with animals.? I?have?a true passion for dogs and?I want to share my passion.??I am looking to open my dog grooming business?in the next 4 months.??I am looking for this loan to be able to?purchase necessary?tools that will be needed to start the Dog Wash portion of my business.??

The Self Service dog wash will?give those customers the ability to come into the shop and?wash and bond with?there?dog.
We have determined in the Pet care that you have 4 kind of people:
1) Those who have their pets bathed/groomed by a professional groomer;
2) Those who want to bath/groom their pets themselves;
3) Those who have their pets professionally groomed, but do their own bathing and/or minor grooming between regular visits to the groomer;
4) And unfortunately, those whose pets are rarely, if ever, bathed or groomed.

Also Published statistics range from 35% to 45% for U.S. households with one or more dog. Moreover, people are taking better care of their pets and spending more on them, than at any time in the past. It has been estimated that $25 billion is being spent on pets each year in the U.S.-and that figure is rising.??

My financial situation: I am a good candidate for this loan because;?I am very responsible with?working with customers and growing my business.??My first priority is to?pay my creditors?and make sure that is first priority.??This?is truly a fresh start for my family and I, and I am very excited about the opportunity.???I will look each and every investor as part of my company and will make you a priority to repay my dream back to you all.

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 347
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 60
??Clothing, household expenses $
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	24.02%	Starting borrower rate/APR:	25.02% / 27.33%	Starting monthly payment:	$596.56

Auction yield range:	8.29% - 24.02%	Estimated loss impact:	6.77%
Lender servicing fee:	1.00%	Estimated return:	17.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1986	Debt/Income ratio:	13%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	10	Length of status:	20y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,694	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	ethical-integrity5	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to re-do my roof and uplift my kitchen. i have interviewed several contractors within the past few months and they have provided me with a?great?deal for the cost of repairs.?until?recent years i would perform?such work myself but however?my age now?places limitations on what im able to do. rather then?liquidating my funds from my reserves i would perfer to find?a lender with good terms to complete my home renovations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$81.78

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1996	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,975	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BizStudious	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Almost a Graduate!
Purpose of loan:Just Need Some Cash to Get Through Senior Year
Pay living expenses, mainly gas and car maintenance as I am a commuter student.
My financial situation: I simply have dwindling funds as my part time job is not quite enough to cover my living expenses. I have a job lined up with the Navy; after graduating with a Bachelor's of Science in Finance I will enter into Officer Candidate School to become a supply officer.
I am a good candidate for this loan because?I am on track to graduate Summa Cum Laude. I've never missed a payment on my credit card, cell phone, or any other bill.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 5.33%	Starting monthly payment:	$599.42

Auction yield range:	3.29% - 4.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1992	Debt/Income ratio:	22%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$18,844	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	knowledgeable-reward9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help us Adopt
Purpose of loan:
This loan will be used to? adopt my future son.? Right now I am in the process of adopting a baby boy.? My wife and I are so excited.? She cannot have any children because she was severely wounded while serving overseas after 9-11-01.? She had massive internal bleeding and lost her uterus.? This is why we have chosen to adopt. ???My financial situation:I am a good candidate for this loan because I make sure payments are made as soon as they come in or I have them on auto pay.Each month I put money into savings and contribute to my 401k.Being responsible with money is what I teach and execute it every day in my personal life.Being a professor is what I love and feel that I can not only invest it in making my family larger, but making it a real world example in my classroom as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$254.09

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1996	Debt/Income ratio:	23%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,148	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	moola-sasquatch0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DOWN PAYMENT ON HOUSE
Purpose of loan:
This loan will be used to?Down payment on a house?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4,200

Monthly expenses: $
??Housing: $ 375
??Insurance: $ 80
??Car expenses: $ 457
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$382.01

Auction yield range:	17.29% - 28.99%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1991	Debt/Income ratio:	52%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$26,543	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Footballmom10	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Citibank is a Loan Shark!
Purpose of loan:
I have?three credit cards, two?with high interest rates.? I would like to consolidate these into a lower interest rate with a single payment and pay off the smaller cards.? I will pay off this loan to improve my credit rating and eliminate the very last of our credit card debt.

My financial situation:
I am a good candidate for this loan because..... I have a few slow payments on my credit that happened last year while we were in transition during a move from another state for a?promotion for my husband.? It took me a few months to find a great job - but I have now been full-time again for the last 14 months. During that time I have substantially paid down our credit cards - I just wish I had found Prosper earlier.

I was late with my payment by one day twice in the last year and a half and now Citibank has raised our interest rate to 29.99% - unbelievable! They have also lowered our credit limit as I have paid off the card which makes my debt utilization ratio high even though I'm not charging on it.? At this point I would rather pay real people than this company that is making me sooooo mad all the time.

The other portion of the "revolving credit" is a home equity line of credit we took out last year to improve our house for $17000.

The local hospital also sent us to collections for not paying a small bill that the insurance company eventually paid after much arguing with everyone. I have put in a dispute of this on my credit file but it has really hurt my credit score.

We own our home and both cars and have a good retirement fund.

My husband and I are both committed to getting rid of the credit card debt and we have always, always paid - for 15 years we have always paid off our obligations and this loan will be no different.

Monthly net income:
My net is $2900.? My husband's net is $3600.

Monthly expenses:
Housing: $ 850
Home Equity Line of Credit: $300
Insurance: $ 200??
Car expenses: $ 0 - we own both cars???
Utilities: $?300??
Phone, cable, internet: $ 150??
Food, entertainment: $ 800??
Clothing, household expenses $ 400??
Credit cards and other loans: $ 1000 (Includes a $500 a month student loan).??
Kid Activities $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$94.41

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1991	Debt/Income ratio:	12%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$21,510	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ready-point1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Wedding
Purpose of loan:
This loan will be used to pay off the remainder of my wedding expenses.

My financial situation:
I am a good candidate for this loan because I consistently pay my bills on time and have created a plan for?paying back this particular loan in a timely manner. My fianc?e and I will be able to consolidate many of our living expenses (rent, cable, utilities, phone, etc.) once we are married and are living together and part of those consolidated savings will be applied to pay back this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1999	Debt/Income ratio:	18%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$736	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	3
Screen name:	engaging-listing	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Living the Dream
Purpose of loan:
This loan will be used to? travel to the National Championship in Pasedena to watch my Longhorns dominate the tide

My financial situation:
I am a good candidate for this loan because? it is a fixed loan, with a easy monthly payment given my financial situation.? My credit score would be significantly better if I hadn't been advised by a debt consoliation company to skip payments for two months over five years ago.?

Monthly net income: $ $32k+

Monthly expenses: $
??Housing: $ 540 split in half
??Insurance: $ 0
??Car expenses: $ 238?
??Utilities: $ $130 split in half
??Phone, cable, internet: $ $350 split in half
??Food, entertainment: $ 150
??Clothing, household expenses $ 0?
??Credit cards and other loans: $ 60
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$31.66

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-2002	Debt/Income ratio:	2%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$959	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	favorite-commerce	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying out prosper
Purpose of loan:
I am checking out prosper. I started investing in Prosper and now I want to see how the other side feels and looks like. I am going to reinvest the money either here or some place else. I am not a borrower usually and have virtually no debt at this point.

My financial situation:
Me and my wife both have jobs and we keep around 40k in cash reserves and the rest is in investments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	8.29% - 18.00%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1996	Debt/Income ratio:	14%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$67,100	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	27	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cash4unow	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	27 ( 100% )	660-679 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	760-779 (Aug-2008) 660-679 (Jun-2008) 640-659 (Mar-2008) 640-659 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
To buy a used car.....
Purpose of loan:
To buy a used car. I have $12,000 saved towards the purchase and need to borrow about $5,000 to buy the car.

My financial situation:
I am a good candidate for this loan because I have net assets in excess of $250,000, including?two homes with a zero mortgage balance (which is why I dont show up as a homeowner even though I am). Currently my combined household gross income is in excess of $13k/month and we have expenses of less than $1000 (primarily food, utilities, and gas).

You can see from my Prosper payment history on both my previous loans that I have adequate cash flow to pay this loan.

Thanks for looking.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.67%	Starting borrower rate/APR:	25.67% / 27.99%	Starting monthly payment:	$200.58

Auction yield range:	8.29% - 24.67%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1973	Debt/Income ratio:	69%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,686	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	supreme-asset	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off house and car taxes
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	15	Length of status:	2y 3m
Amount delinquent:	$3,700	Revolving credit balance:	$9,769	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	alterlatina	Borrower's state:	Florida	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying this again: Help!
Ok, so 'm trying this again. Originally, I had applied for a $7500 loan in hopes of lowering the interest rate on one of my credit cards to facilitate getting out of debt faster (I have been paying down all my debt for the past couple of years). However, due to having the 1 delinquency on my report -which has been in dispute for years- it has made me a high risk borrower per Prosper's grading system. So, I withdrew my listing and instead am asking for the $4K to pay off this delinquent account (which?I didn't want to have to pay since it's NOT MY BILL) but, I guess I will HAVE to in order to continue improving my credit.

ABOUT ME:
I am?30 years old, mother of a?10 year old?boy in fifth grade. I began as a lender on prosper in 2006 and now want to utilize it to get myself back on my feet credit wise. I moved to Orlando 2 years ago and I am a field marketing manager/brand ambassador.

EXPLANATION CREDIT GRADE:
There is?an account for $3700 that shows as delinquent on my credit report. This is actually a bill I have been disputing (for over 3 years)?with the phone company, Verizon. They were charging me over $3.00 a minute for long distance calls that should?ve only been $0.12 a minute, so far they have refused to come to an agreement or otherwise settle with me so the account is currently under investigation.

WHAT I WILL DO WITH THE MONEY LOANED TO ME:
This money will be used to pay off the Verizon account currently showing as delinquent on my credit report. Once again, this is in dispute but, the company has been unwilling to work with me so, I guess I will be stuck paying it since I won't be able to get a loan or credit if I don't take care of it.

MONTHLY FINANCIAL DETAILS:??
I work?as an independent contractor with various marketing agencies as a field marketing manager/brand ambassador. I have?plenty of work coming in and have a few contracts coming up (with Nintendo & Hershey's and a few with local agencies). I average about $3-4000 most months and $1500-2,500 on the slower months (January &?summer months). Net income after payroll deductions from all sources: $3,000 (avg)

Personal Monthly expenses:??
Mortgage/Rent: $250
Phone: $100
Utilities: $150
Food/Misc: $300
Gasoline: $150
Car: $400
Insurance: $150
Credit Cards: $325
Student/Personal/Other Loans: $338?
Savings: $300?
Total Monthly Expenses: $2463??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.79%	Starting borrower rate/APR:	25.79% / 28.11%	Starting monthly payment:	$401.79

Auction yield range:	8.29% - 24.79%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1994	Debt/Income ratio:	36%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$46,216	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	SmartReStart	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-699 (Jun-2008)
Principal balance:	$9,228.27	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Smart ReStart
Purpose of loan:
This is a relisting for this request - I have lowered my request, crunched the numbers and we will tighten our belt further to make this a success.? I really appreciate all the thoughtful insight during and after the bidding closed and feel fortunate that along with funding requests the participants on this endeavor also seem to really care about the success of both the lenders and borrowers in achieving their goals - financial freedom.? Based on some of the questions about why we needed a second loan I am providing a short explanation below.

Unfortunately, like millions of other people, life happens and?my debt free goals?hit a snag - we had major house repairs in August (had to?hook to the county sewer at a cost of more than $20K) and?in October 2008 my indigent brother in law passed away and we had to pay for the funeral (even though we tried to keep it as simple as possible it still cost $7K).? So things have not gone as fast as I would have hoped.

Regardless of stimulus payments to credit card companies ? by our tax dollars ? these same companies are now turning around as if that money was not enough and raising the interest rates on credit cards to limits that make it virtually impossible to pay them off in any reasonable amount of time. We were forced to use our cards to pay for these major expenses and then these same cards that were averaging 15.6% went to a WHOPPING 29.99% because we were?almost maxing them out.??We have always paid these cards on time and even tried to throw in a little extra from time to time ? but that didn?t matter. This second loan will be used to pay off only our credit cards and I will then leverage this savings to pay off other debts (cars, dental) saving us thousands in interest. I have calculated that by paying off $10K in debt at an interest rate of 20% or better we will save more than $300 per month in just making minimum payments alone ? what an incentive!

My financial situation:
I am a good candidate for this loan because I have worked hard over the years to build a good life for my family even in the roughest of times we have not ignored our commitments to lenders. As in my all my debts, this loan will be repaid and on time too! My husband and I make good salaries at this stage of our life and would love to rid ourselves of this burden. Anyway - thanks for the consideration. I will one day return the favor.

Monthly net income: $ 9200.00

Monthly expenses: $
Housing: $ 2450
Insurance: $ 400
Car expenses: $ 1100
Utilities: $ 250
Phone, cable, internet: $ 150
Food, entertainment: $ 1000
Clothing, household expenses $ 200
Credit cards and other loans: $ 2300
Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1999	Debt/Income ratio:	35%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$224	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	durable-fairness	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high-interest loans
Purpose of loan:
This loan will be used to? I hope to consolidate/pay off some personal loans in order to allow for more funds in daily living expenses while improving my credit score.
My financial situation:
I am a good candidate for this loan because???I am a responsible full-time employed mother of two children and have been married for 13 years. I am the type of person who strives to do her best in her marriage, for her children, for herself, as an employee?and to others in general. I have been a dedicated employee as an Administrative Assistant/Office Manager for 8 years now and have known the importance of deadlines and accounts payable.? With that being said, my husband and I put our income together to meet our financial obligations. In the past year, we have had very tight monthly expenses and basically live paycheck to paycheck. Because?of lower credit?scores, we have not felt?that we could go to a?bank?for help right now and as a result, we are asking the people of?Prosper for?assistance. We have?sought help with quick relief from some other?higher interest lenders including some payday cash?advances. These payday loans are hard to overcome?in replacing?our?income and?if funded, this loan would help free us?from them. We do not spend frivolously nor do I have high balances on credit cards and honestly, want to stay away from that.? As parents, we are so blessed to have our 2 wonderful boys, ages 9 and 4, to raise and our efforts are spent in trying to provide a good life for them. I am serious in the pursuit of paying off?my personal?loans?with the goal of raising my credit score and additionally creating more cash allowance within our budget. Thanks for listening and for your assistance.

Monthly net income: $ 1200.00

Monthly expenses: $???
Housing: $ 1580 (this comes?mostly from my husband's income)??
Insurance: $ 137.00???
Car expenses: $ 0-?cars are paid off??
Utilities: $ 250.00??
Phone, cable, internet: $ 80.00??
Food, entertainment: $ 200.00 (This is mostly groceries. We don't do alot of entertainment spending because?of?other?monthly obligations.)??
Clothing, household expenses $ 25.00??
Credit cards and other loans: $ 1000.00 (?This includes?some of the payday cash loans?as well as some loans in my husband's name.)??
Other expenses: $ 520.00 ( Daycare costs for my children.)???????????????????????????
???????????????????????? $100.00? (gas - my husband's job requires more travel expense)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.05%	Starting borrower rate/APR:	30.05% / 32.43%	Starting monthly payment:	$148.68

Auction yield range:	11.29% - 29.05%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	14 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$24,137	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	frankiecooper	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adios credit cards....and high rate
?I am a Personal Trainer in Los Angeles CA. 2 years ago I set off on my own to open Pure and Simple Fitness ? a personal training business where I no longer had to share in the profits derived from training sessions. The problem: when my oldest daughter was born, much of the related expenses/everyday expenses were put on CC?s and then during the financial meltdown my available credit was reduced which triggered increasing interest, a higher debt ratio, and a lower score(Equifax has me at a 697 as of last week).
I am trying to pay off my highest interest cards. I have negotiated 5 of my cards down and closed the ones I could .My last request for funding was unsuccessful (but oh so close...), so I have lowered my requested amount and increased my starting interest rate. I figure something is better than nothing to make a dent in this.
Feel free to ask me any questions you might have, and thanks for bidding!!! This is a re-listing. Hoping 4th time is a charm!? (the last listing was SO close to being funded!). To all those who bid on my previous listing - THANKS!!

Monthly net income: $ 6600

Monthly expenses: $ 5854

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$812.97

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2003	Debt/Income ratio:	33%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$799	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	seineil	Borrower's state:	Hawaii	Borrower's group:	AA Credit***
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	780-799 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	740-759 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Reinvesting
I have plans to invest this 20,000 in to something I?ve been doing at a mild scale.?

This is my second loan on prosper my first was for 10,000 paid off on time with out any problems.
I am living with my parents so I have no monthly rent expenses.? My monthly entertainment cost is roughly 400 to 600 dollars.
Currently have two credit cards which are paid off every month.? Never defaulted or made any late payments.My Bank account has about 7000 dollars
My IRA account has 9000 dollars
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$79.52

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	17 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	61	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,995	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	marketplace-widget	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Roof
Purpose of loan:
This loan will be used to replace the roof on my personal residenceMy financial situation:
I am a good candidate for this loan because I have been an accountant for over four years and I am in the process of becoming a CPA and taking over part of a small accounting practice.? I am an actual employee of the firm but cannot disclose the name or contact there because of confidentiality issues.? I will be a licensed CPA by June 2010 and will receive a substantial pay increase at that time.? I have greater job and income security than most people because the owner has a vested interest in having me by their share of the firm so they can retire.? I had cash saved for the replacement of my roof but the bid is higher than I expected.Monthly net income: $ 3000Monthly expenses: $2500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1967	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	31 / 29	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	86	Length of status:	44y 2m
Amount delinquent:	$6,134	Revolving credit balance:	$329,493	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	market-palace8	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
REAL ESTATE
Purpose of loan:
This loan will be used for operating business costs.

My financial situation:
I am a good candidate for this loan because I have owned a business for over 50 years.? This loan will be used to cover gaps for people who are late on their rents currently there are no tenants late so this loan will be on hold should such a case arise.? The interest payments will be paid on existing rental income.

Monthly net income: $ 12000

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 500
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 350
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 750
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$290.38

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2003	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$844	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	euro-tiger	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for investing
Purpose of loan:
This loan will be used to? for real estate investing

My financial situation:
I am a good candidate for this loan because? i will pay this loan off with my first investment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$136.71

Auction yield range:	4.29% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1967	Debt/Income ratio:	7%
Credit score:	780-799 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	2y 2m
Amount delinquent:	$176	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	uprising1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing a Growing Business
Purpose of loan:
This loan will be used to? for?a 3 month marketing campaign for a growing company.? The company is growing but want to run this marketing campaign to push it over the top.? This campaign is being designed to push us into a positive cash flow position.

11 months ago I purchased a small insurance agency.? In 11 months we have more than doubled our size and are growing rapidly.? We are a traditional home and auto aganecy.? We also sell life insurance and annuities.

My financial situation:
I am a good candidate for this loan because? our company is approximately?2-3 months from profitability.? We are growing the agency at an extremely rapid rate.? We have more than doubled the size of the company on 2009.? I have good credit and am determined make this company a success.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1987	Debt/Income ratio:	40%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,665	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thoughtful-responsibility0	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debit
Purpose of loan:
To pay of credit cards and improve credit score
My financial situation:
I just got a $15,000 a year promotion.?

Monthly net income: $
$7600
Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 120
??Car expenses: $800
??Utilities: $ 220
??Phone, cable, internet: $200
??Food, entertainment: $?200
??Clothing, household expenses $200
??Credit cards and other loans: $ 800
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$81.78

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1969	Debt/Income ratio:	25%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	29y 5m
Amount delinquent:	$0	Revolving credit balance:	$49,174	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	viking70	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-659 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Pay off some small bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$910.09

Auction yield range:	17.29% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1989	Debt/Income ratio:	9%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,668	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	urbane-agreement1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Purchase
Purpose of loan:
This loan will be used to purchase the equipment, for a coffee shop, located in winchester, virginia. The buildout is currently underway, and I need an additional $100K in financing to complete the project.
My financial situation:
I am a good candidate for this loan because I have a high credit score (740), a good paying job that I do not plan to leave, until the business demonstrates sufficient profits, and alot of support from suppliers, the franchisor, and the landlord.

Additionally, I have no debt, aside from two mortgage payments of 1900, and 350 respectively. The only utility I pay is electric so, I have quite a bit of disposable income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$75.52

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1991	Debt/Income ratio:	29%
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$20,439	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	1970cessna	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008)
Principal balance:	$1,411.14	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Repair to fence/gates
Purpose of loan:
This loan will be used to repair fence/gates.?

My financial situation:
I am a good candidate for this loan because I have consistently paid bills on time as evidenced by current Prosper loan.?

Monthly net income: $ 3,100.00

Monthly expenses: $?2,750.00 (all expenses)
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$158.28

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1987	Debt/Income ratio:	25%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$51,442	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	punctual-truth0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need to get rid of this debt
Purpose of loan:
This loan will be used to? pay off my credit card debt faster help me start my way toward retirement now that my children are taken care of.

My financial situation:
I am a good candidate for this loan because? I am a honest hard working individual and always make my payments on time - just need some help getting out of debt faster.? I need to payoff these credit cards as the min payment will take 20 years versus a 3 year loan.? Most of these balances were from helping my children attend college.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,850.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$191.36

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2002	Debt/Income ratio:	60%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,644	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	successful-money4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off higher interest credit card
Purpose of loan:
This loan will be used to pay off a credit card @ 17.99 percent interest.
My current minimum payment on this card is $140,?I?pay between $200 and $275 per month
My financial situation:
I am a good candidate for this loan because, I have completed the?Dave Ramsey Financial Peace University, and have my household on a good budget, plus in the last?year and a half I've paid off a little over $10,000 of credit card debt.?
The payment on this loan will be less?then what I have budgeted for this debt.? So I will have no problem with the payment.? I have a great, very stable job, and plan on paying this debt off as early as I can.
Please ask me any questions you'd like.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$224.54

Auction yield range:	17.29% - 26.00%	Estimated loss impact:	20.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2003	Debt/Income ratio:	31%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	7	Length of status:	0y 6m
Amount delinquent:	$464	Revolving credit balance:	$17,626	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	great57chevy	Borrower's state:	California	Borrower's group:	AAA Funding Group - Get your loans funded fast!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,900.00	< mo. late:	0 ( 0% )	580-599 (Dec-2007)
Principal balance:	$1,875.20	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Consolidate debt
undefinedPurpose of loan:
This loan will be used to?consolidate my credit card debt.??

My financial situation:
I have one other Prosper loan that has zero late payments.? I currently work for an advertising agency that is very successful and is thriving in the current economy.? Therefore, my job/income is secure.? I have a BS in Business Management from an accredited University and I am an extremely responsible person.?

I am currently seeking a Prosper loan to consolidate my credit cards in order to improve my credit score.? I am very organized and will pay all payments on time (please see my current Prosper loan to view zero late payments).????

As a side business I make custom clothing for local businesses, which generates about $300 a month. ?

Monthly net income: $2,200-2,500

Monthly expenses:
Housing:?Live w/ family rent free?
Insurance: $34
Phone, cable, internet: $54?
Food, entertainment: $100?
Credit cards and other loans: $1300

You can see that my cash flow of a minimum of $2500 will easily cover my $1488 in monthly expenses and my new prosper loan payment.?

You have my personal guarantee that I will pay this loan back on time.? Thank you and God bless!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	11.29% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	11%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$200	Revolving credit balance:	$115,728	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	magnificent-trade2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses
Purpose of loan:
This loan will be used to pay expenses?for my?wedding.?I had no idea how much the expenses mount.?

My financial situation:
I am a good candidate for this loan because I have stability. I pay my creditors on time, receive a good income, lived in my condo for the past eight years?and I have?job?in an industry that I have?fifteen years of experience.?My credit score is lower because I recently found out there was a $20,000 credit card under my name,?which I am not liabile. The credit card company is writing me a letter to stating the credit card?is?not my responsibility. The credit card company is working on removing the account from my credit?report.??

Monthly net income: $ 3,800?

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 30
??Car expenses: $?100?
??Utilities: $?150
??Phone, cable, internet: $?150
??Food, entertainment: $ 300?
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.04%	Starting borrower rate/APR:	22.04% / 25.87%	Starting monthly payment:	$38.21

Auction yield range:	8.29% - 21.04%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	3%
Credit score:	780-799 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	14y 3m
Amount delinquent:	$5,153	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	guzdog	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 80% )	780-799 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	3 ( 20% )	680-699 (Jul-2008)
Principal balance:	$3,197.83	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?pay off high interest credit card.

My financial situation:
I am a good candidate for this loan because?I have good credit history; have been working for the same school district for 12 years; pay all my bills on time; and my wife also has a job, so our income is steady.

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 2300
??Insurance: $ 800
??Car expenses: $ 658
??Utilities: $ 500
??Phone, cable, internet: $ 300
??Food, entertainment: $ 500
??Clothing, household expenses $ 600
??Credit cards and other loans: $?800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.49%	Starting borrower rate/APR:	11.49% / 13.62%	Starting monthly payment:	$197.83

Auction yield range:	4.29% - 10.49%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1989	Debt/Income ratio:	14%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$117,694	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Jeffgo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kick Discover to the curb
Purpose of loan:
The loan is to be used to pay off my Discover Card,? they have increased my interest rate significantly.? ?

My situation:
I have a stable job and I have always paid my creditors on time.? I'm on a 4yr. debt free plan to prep for my son's college expenses.

Thank you for your help!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1996	Debt/Income ratio:	6%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	31y 10m
Amount delinquent:	$1,259	Revolving credit balance:	$236,273	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mogel007	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008) 680-699 (Aug-2008) 640-659 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Good As Gold
Purpose of loan:
This loan will be used to? Consolidate Debt into one monthly payment? and pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because?? I have paid off a prosper loan already of $5,000.? A year ago my FICO credit scores were 726, 726, & 725. I am very consciencious about paying my bills on time. My income is $9,000/month working for Choice Properties where I have been employed for over 25 years as Vice President. As far as any delinquencies, there is a hospital bill of $359.00 that I paid off before it went to collections, but the credit bureau won't change their mistake.
Also, I got 30 days delinquent on a home equity loan where the payment is? $900/month, so with the two? accounts this totals the the delinquency on record of $1,259.00.? Other than that all my accounts are paid on time and paid as agreed.? What is hurting my credit score are? excessive inquiries, and this 30 day recent late I mentioned due to an oversight on my part and high debt ratios on unsecured credit cards. I have one home equity line of credit of $92,273, another home equity line of credit of $136,000, and a 1st mortgage of $114,000 on 3 different homes.? These payments total $2,263/month.? I have? a home depot credit card of $3500 owed with a payment of $100.00/month ? and several credit cards with? $3500 owed I want to pay off. ? My net income is $5,862.00/month after paying all? bills, so there is plenty of money to make a monthly payment to Prosper. ?
Monthly expenses: $
??Housing: $ 2,263.00
??Insurance: $?50.00
??Car expenses: $ 50.00
??Utilities: $?250.00
??Phone, cable, internet: $50.00
??Food, entertainment: $?250.00
??Clothing, household expenses $ 20.00
??Credit cards and other loans: $180.00
??Other expenses: $ 25.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.08%	Starting monthly payment:	$49.09

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1991	Debt/Income ratio:	2%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	25	Length of status:	1y 8m
Amount delinquent:	$20,574	Revolving credit balance:	$102,091	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	39	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cvbarker	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Great Investment Right Here
Hi everyone,

I am making great progress.? I just finished paying off a settlement on my AMEX which eliminated $22K in credit card debt.? This will not be reflected on my credit report til Nov.?? I need $4000 to payoff my citibank card which will eliminate approx $17,000 in credit card debt.? Any help appreciated!? Help me get DEBT FREE!!!!!!!!!!!!!

Update: I will be getting a bonus from my employer payable to me in March 2010 of at least $4k

Purpose of loan:
This loan will be used to pay off a credit card that I have in default.? I have negoiated settlement with credit card company and need to come up with this amount ASAP?

My financial situation:
I am a good candidate for this loan because I have always had good credit but some unfortunate life circumstances put me in a difficult financial situation that I am getting out of with your help.??The amount of past due is a result of not being able to make minimum payments but I am now able to do that as my income has increased.? In addition I work in an industry that requires good credit (financial services) and thus need to clear this up.??Please consider bidding on my loan I will even be able to pay it back early.? Thank you.?

Monthly net income: $4100
Monthly expenses: $
??Housing: $0 (I am living with a family member currently
??Insurance: $ NA
??Car expenses: $ NA
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ na
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.65%	Starting monthly payment:	$63.68

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	28%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	44	Length of status:	0y 11m
Amount delinquent:	$12,286	Revolving credit balance:	$1,637	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lucrative-truth	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improving my Credit!
Purpose of loan:
This loan will be used to? Pay off my Credit Cards

My financial situation:
I am a good candidate for this loan because? I have a full time job and a part time job.? I am a new professional.? I am looking to improve my life by improving mistakes that I have made in the past.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 95
??Car expenses: $ 305
??Utilities: $ 50
??Phone, cable, internet: $ 75
??Food, entertainment: $100
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 150
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1986	Debt/Income ratio:	57%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,583	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greeneyedlady613	Borrower's state:	Texas	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009) 640-659 (Sep-2009) 560-579 (Aug-2007) 600-619 (Jul-2007)
Principal balance:	$1,382.98	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Grandma Got Runover by a Reindeer
I am a below knee amputee and need a new artificial leg, it no longer fits properly.? The cost to me will be $1595.00.? I need this loan to pay for my share of the $8000.00 bill.? They won't take payments.

I am a step-mother of 7 (all grown), 24 grandchildren, and?10 great grandchildren.??I was disabled in 1989, but have always managed to pay my debts.? I went back to work in 2006, only to be back on disability within 6 months..? I am currently?working part-time.

Up until 2003, my credit was excellent.? My husband and I separated for several months, and with limited funs from disability; I was soon "buried" financially.? I?paid off all of?my old debts over?five years.??(ALL my?debts are CURRENT, despite the low FICA score.) I have NO delinquent accounts. ?I am working on getting my credit?report cleaned up but it takes time.??I receive Social Security plus money from my part-time job. ?My husband lost his job in 2008, but was able to find a lower paying job, but?we had to move to accomodate his new job and that set us back a bit.?He pays the mortgage, utilities, insurance and some of the?household necessities.? I pay for my car,?my bills, and some of the household bills.?

I have always been current on my existing Prosper loan.?I thank the group that funded my first loan and hope that they can see their way to do so again. I thank you for taking the time to consider this loan.? If you have any questions, please do not hesitate to contact me.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1993	Debt/Income ratio:	18%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	3y 9m
Amount delinquent:	$10	Revolving credit balance:	$132,567	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	delectable-duty	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off high interest credit cards
Purpose of loan:
This loan will be used to? pay off higher interest credit cards.? Much of the credit card debt is from our dog who was very sick.

My financial situation:
I am a good candidate for this loan because?
I am current on all of my bills, so I am able to pay the amounts owed now.? This loan would make it easier for me to get out of the credit card debt, and I believe that the monthly payment will be less than what I am paying now for credit card bills each month.
Monthly net income:? Mine alone is $4580.00 and if you could include my wifes, hers is 1733.00

Monthly expenses: $
??Housing: $?1600
??Insurance: $ 100
??Car expenses: $?100
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$196.26

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1990	Debt/Income ratio:	47%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,957	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	persistent-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards that I have closed.?

My financial situation:
I am a good candidate for this loan because my 19 years of credit history show that I am a responsible person who?have never made a single late payment.? My financial problems were?primarily?due to my generosity of helping my family and relatives.? If I'm fortunate to secure a loan, then I hope to join as a Prosper lender to help others in the future.

Monthly net income: $ 14,000

Monthly expenses:
??Housing:?
??Insurance:
??Car expenses:?
??Utilities:
??Phone, cable, internet:
??Food, entertainment:??
??Clothing, household expenses
??Credit cards and other loans:?
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	6.29%	Starting borrower rate/APR:	7.29% / 9.36%	Starting monthly payment:	$310.10

Auction yield range:	6.29% - 6.29%	Estimated loss impact:	5.09%
Lender servicing fee:	1.00%	Estimated return:	1.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1994	Debt/Income ratio:	37%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$23,321	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-architect6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off cc and car
Purpose of loan:
This loan will be used to to pay off a credit card and buy a used car.?

My financial situation:
I am a good candidate for this loan because I feel I'm capable of making payments and plan on paying if off soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$161.43

Auction yield range:	3.29% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1993	Debt/Income ratio:	8%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$601	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rupee-raker	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for the holiday season
Purpose of loan:
This loan will be used to acquire gold & silver bullion for re-sale to retail customers.? The price of gold has skyrocketed to over $1100 per ounce, due mostly to the fear that the Federal Reserve is printing too many dollars.? As the value of the dollar tanks, Americans are looking for safe alternatives to store their savings.? Gold & silver have been stores of value and wealth for over 5,000 years.? After having been forgotten during the latter half of the 20th Century, gold & silver are once again emerging as the choice of conservative investors.

My financial situation:
I am a good candidate for this loan because I have years of experience in the equity and commodity markets.? I began buying stocks when I was 10 years old and continued trading to the present day.? I obtained a college degree in business with a concentration in accounting and finance, later followed by a law degree.? I have studied economics and am 100% sure that--due to the loose money policies of the Federal Reserve during this time of economic crisis--we will experience continuing problems with the U.S. dollar.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1997	Debt/Income ratio:	55%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	0y 2m
Amount delinquent:	$279	Revolving credit balance:	$17,388	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	treasure-fan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Insurance
Purpose of loan:
This loan will be used to reinstate my medial insurance through COBRA.

My financial situation:
I am a good candidate for this loan because I know the importance of paying my bills on time as shown on my credit report (I am not late to my creditors.) In addition to my AmeriCorps employment, I am a freelance graphic designer and have other sources of income. I am also a student so I will have access to money the end of January where I can pay off this loan. I am also seeking additional employment for income.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 502
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1991	Debt/Income ratio:	20%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,604	Occupation:	Accountant/CPA
Public records last 12m / 10y:	2/ 2	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	Cheehoo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to clear my credit bills
Purpose of loan:This loan will be used to....I need to clear up my bills and my credit so that I can survive in this crazy time.? I work and dont have a problem paying my bills, however i want to just pay them all off at once!!

My financial situation: I am a good candidate for this loan because? I work full time and make about $3200/month, enough money to pay my bills and re-pay this loan.

Monthly net income: $ 3200.00

Monthly expenses:
$ ??Housing: $ 850??
Insurance: $ 0??
Car expenses: $ 0??
Utilities: $ 90??
Phone, cable, internet: $ 50??
Food, entertainment: $ 100
Clothing, household expenses $ 150??
Credit cards and other loans: $ 200??
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$143.09

Auction yield range:	3.29% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1998	Debt/Income ratio:	4%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,775	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	competent-camaraderi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The last of my debt.
Purpose of loan:
I will use this loan to pay off the last amount of CC debt I owe.
This would help expedite my freedom from credit card debt and put me back on the ground with a solid footing.

My financial situation:
I am a full time worker and have consistently made solid and wise decisions concerning money and family.
My current situation is very stable and I plan to sit put for many years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2008	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$584	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	15
Screen name:	voltage6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BYE BYE CREDIT CARD DEBT
Purpose of loan:
This loan will be used............
To get rid of my credit card debt. When I got married I had to get a credit card to pay for the ring she wanted, as well as get stuff for the house.??So I did and I have been reeping the extremely high interests rates from it ever since then. I want to just pay off the two credit cards and my small loan?I had to use and just have one smaller payment each month to Prosper.

My financial situation:
I am a good candidate for this loan.......
Even though I don't have a lot of credit the credit?I do have is good. I always stick to my word and do what I say that I will, I will pay back this loan. I am also in the military so I there is job secuirity.

Monthly net income: $
21000
Monthly expenses: $
??Housing: $?400
??Insurance: $ 25
??Car expenses: $0
??Utilities: $?100
??Phone, cable, internet: $0
??Food, entertainment: $ 100
??Clothing, household expenses $50
??Credit cards and other loans: $?250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.94%	Starting borrower rate/APR:	9.94% / 10.28%	Starting monthly payment:	$322.39

Auction yield range:	3.29% - 8.94%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1997	Debt/Income ratio:	4%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,769	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ore-bada-bing	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovating the kitchen
Purpose of loan:
1. to renovate the kitchen in 2nd unit of my multi-unit house, to collect higher rents;
2. to reinvest in peer-to-peer lending.

My financial situation:
1. I take my credit seriously. As you can see in my credit report, I have NEVER made a single late payment through my creidt history;
2. I have a stable job (5+ years at current company, 5 years at previous), and through the most difficult time of the economy;
3. I have a stable income, and through the most difficult time of the economy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1996	Debt/Income ratio:	32%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,583	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	wise-deal-lion	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to? to pay my parents, attorney and a few doctors

My financial situation:
I am a good candidate for this loan because? i pay my bills on time and have a secure job with my employer for the last 5 years

Monthly net income: $ 2300.00

Monthly expenses: $
??Housing: $ 575.00
??Insurance: $ 70.00
??Car expenses: $ 50.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 125.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$149.28

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,889	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	deal-orchestra8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for the holiday season
Purpose of loan:
This loan will be used to increase my visibility,? and to help grow my business for the holiday season.

My financial situation:
I am a good candidate for this loan because I have set a goal and I am determined to reach it.

Monthly net income: $?3500.

Monthly expenses: $600
??Housing: $ 600
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$312.22

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1995	Debt/Income ratio:	22%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,762	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	29%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hope-bluebird	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying out credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	14.29% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1990	Debt/Income ratio:	83%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$48,941	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	uga-dawgs	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off Credit Cards that more than doubled my rates even tho i've always paid before they were due and more than the minumums.?

My financial situation:
I am a good candidate for this loan because, I've always paid my depts and have a good credit history?

Monthly net income: $
2800.00 to 3500.00
Monthly expenses: $
??Housing: $ 700.00
??Insurance: $
??Car expenses: $440.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$86.66

Auction yield range:	8.29% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2004	Debt/Income ratio:	16%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,573	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	durability-spartan	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last semester expenses.
After this semester I will graduate with a Computer Science degree.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$339.72

Auction yield range:	4.29% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	44%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$73,099	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BKinSM	Borrower's state:	California	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A score lender, Refinance my loan
Purpose of loan:
Refinance my Credit card debt. I have one credit card that was zero?interest and will start to?charge finance in?early 2010.?Rate should have been?around 8.9% after the Balance Transfer promotion, however?now it?went up to 15.9%. (bank has recently jack-up interest rate in early this year). So, if have to pay at 15.9% interest, I rather do it with people to people lending format.

My financial situation:
I am a good candidate because:
1. I am responsible and pay my bills on time
2. Stable job, been with the company for more than?8 years. future job?security is also stable.
3. I believe in People to people lending.
4. I had over 10k lending in prosper at one point?and currently still holding several loans (about alittle bit over 3k balance)
5. I am a?home owner

My credit situations:
1. I filled Chap 7 BK in 2001. I was making stupid financial decision in the younger age.

2. My report showing now 1?delinquent. This SHOULD NOT?be a delinquent. I have been disputing with Experian for ages. And, they still doesnt want to remove it.
This is from my Rehab student loan. When I filled BK in 2001, I included my student loan. Later on, I found out that I still need to pay my student loan. So, I went into Rehab with Direct Loan (12 months payment program). After the rehab, my loan will be back to current and all negative remarks will be removed from the credit reporting agency, according to the rehab agency. ?But, Experian hasnt done its part.
So, it has been more than 1 year that I am disputing; everytimes come back as?verified.
Here is a link about it for reading:
http://consumers.creditnet.com/Discussions/credit-talk/t-student-loan-rehab-45677.html

3. My revolving debt has gone up since last year because?I?was making home improvements on my new house, such as new fencing,?landscaping, knocking down one of the wall inside my house to make the space more spacious, changing hardwood floor and etc. Most of these are with low interest rate or zero interest rate.

Income and Expense situations:

Monthly net income: $ 3750 (after 401k, insurance, fed & state tax), excluding my wife's income

Monthly expenses: $
??Housing: $1400 (my part)
??Car expenses: <$50 (my work is?3 exits away from my home)
??Utilities: < $150?
??Phone, cable, internet: <$150
??Food, entertainment: <$200
??Credit cards and other loans: <$1000 (should reduced?when prosper loan funded)
??Other expenses: <$100?

Monthly net around $700

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1995	Debt/Income ratio:	19%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,497	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	6
Screen name:	note-spruce	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation and Moving Exp.
Purpose of loan:
This loan will be used to consolidate an open line of credit and cover moving expenses.

My financial situation:
I am a good candidate for this loan because I have been working to build my credit score and would not want to impact it. I have a steady employment history and a good debt to loan ratio. My wife is employed full time as a Nurse which supplements our income and takes care of the expenses I have listed as $0. We are currently leasing a home and have been informed that the owners are relocating back to our area. We have been given 60 days to find another residence and need to come up with the funds to move quickly. Of course we would like to move before Christmas so we can have some type of normalcy for our children and we have located a suitable home nearby that is available.Monthly expenses: $ 2,153.00
?Housing: $ 1850
?Insurance: $ 100
?Car expenses: $ 50
?Credit cards and other loans: $ 153

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$426.81

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1989	Debt/Income ratio:	26%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$19,702	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	tremendous-asset5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my high credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards. I want to become debt free in a few years from now. This loan would be a great start for me and my family. This would allow me to get off the credit card treadmill which I have been on for a long time. It will not be easy, but I think I should be able to see the light at the end of the tunnel in a few years from now.

My financial situation:
I am a good candidate for this loan because I have a solid track record in paying my bills on time. I have a steady job and have been in?the computer?field for over 14 years.?I just bought my house 6 months ago and now looking forward in getting my bills in line so I can have a more comfortable life without credit cards bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$339.61

Auction yield range:	11.29% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	11%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$67,547	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	vigilance-cougar3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate the 2 CCs with balance of 16K.? I've recently went into business and maxed out the CCs.

My financial situation:
I am a good candidate for this loan because? I have a stable job and a business to back me up.

Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.09%	Starting borrower rate/APR:	18.09% / 20.30%	Starting monthly payment:	$542.96

Auction yield range:	6.29% - 17.09%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2002	Debt/Income ratio:	12%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,067	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dedication-hercules	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Exciting Collaborative Venture
Purpose of loan:

This loan will be used to fund an exciting new collaboration with a successful, internationally recognized company, EcoSmart Inc.??My company, Urban Nature,?currently manufactures our own line of premium indoor-outdoor living products which are sold directly to designers, architects, developers, and affluent homeowners worldwide.??We?recently?started manufacturing a co-branded product with EcoSmart.? The product will be distributed through?EcoSmart's 200+ existing luxury home & garden retailers worldwide.? Additionally,?EcoSmart's 6 talented outside sales representatives will promote this product to new clients.? To learn more about Urban Nature, visit www.urbnat.com.? To learn more about EcoSmart visit www.ecosmartfire.com.

Since we do not currently have our own outside sales reps and do not currently distribute through retailers, this gives us the perfect opportunity to place our own products in showrooms where they are sure to be noticed.? Our sales are sure to increase dramatically due to increase visibility.? However, to do this, I need this loan to fund?an initial run of 100 new?sales binders.? Our brand image is very important (as seen in all of our other marketing collateral) so we only work with the most talented graphics designers (www.silverliondesign.com) and don't believe in cutting corners when it comes to quality and presentation.? Additionally, we would like to give ourselves a cushion of working capital since consistent cash flow is of the utmost importance during this critical expansion.

My financial situation:

I am a good candidate for this loan because my company is profitable and this money will go toward a low risk, high yield venture.? I also have excellent credit and will easily be able to repay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.51%	Starting borrower rate/APR:	12.51% / 16.13%	Starting monthly payment:	$33.46

Auction yield range:	4.29% - 11.51%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,498	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	peso-bonaza	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing Into Prosper (Easy $)
Purpose of loan:
This loan will be used to? Re-invest in prosper

My financial situation:
I am a good candidate for this loan because?I have a good solid job, pay my bills on time and have the funds available to make the payments on this loan with no problems. This loan is going to be used as an investment, so hopefully the loan will pay for itself. Thank you for your consideration.
Information in the Description is not verified.